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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):

                                  June 26, 2000


                               I.C.H. Corporation
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


        1-7697                                                 43-6069928
---------------------                                     -------------------
(Commission File No.)                                      (I.R.S. Employer
                                                          Identification No.)


         9255 Towne Centre Drive, Suite 600, San Diego, California 92121
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (619) 587-8533
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name of Former Address, if Changed Since Last Report)







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ITEM 5.    OTHER EVENTS.

           On June 26, 2000, I.C.H. Corporation (the "Company") entered into an Agreement, Release and Waiver (the "Agreement") with James R. Arabia, pursuant to which Mr. Arabia's employment with the Company and its various subsidiaries was terminated. This Agreement became effective on July 5, 2000. The Agreement, which is attached hereto as Exhibit 10.29 and is incorporated herein by reference, sets forth all of the financial and other terms of the discontinuation of Mr. Arabia's employment by the Company and its subsidiaries. In connection with the discontinuation of his employment, Mr. Arabia also resigned from the boards of directors of the Company and its various subsidiaries.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (C) EXHIBITS.

               10.29 Agreement, Release and Waiver between I.C.H. Corporation and James R. Arabia dated June 26, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                        I.C.H. CORPORATION




Dated:   July 12, 2000                 By: /s/ Robert H. Drechsler
                                           -----------------------------------
                                           Name:  Robert H. Drechsler
                                           Title: Co- Chairman and Co- Chief
                                                  Executive Officer

                                       By: /s/ John A. Bicks
                                           -----------------------------------
                                           Name:  John A. Bicks
                                           Title: Co- Chairman and Co- Chief
                                                  Executive Officer


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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER                              DESCRIPTION
------                              -----------


10.29 Agreement, Release and Waiver between I.C.H. Corporation and James R. Arabia dated June 26, 2000.





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